PUTNAM
                                                 CALIFORNIA
                                                 TAX EXEMPT
                                                 INCOME FUND



[Artwork]


ANNUAL REPORT
September 30, 1995


[Putnam Logo]


Boston * London * Tokyo


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PERFORMANCE HIGHLIGHTS

"[Putnam California Tax Exempt Income Fund's] distributed yield always ranks quite attractively against its peers. Furthermore, that yield cushion has kept the fund's volatility in line with the group norm. [Fund Manager William] Reeves' approach . . . works in more ways than just enhancing yield: The fund's annual returns have never dipped into the group's bottom half."


  -- Morningstar Mutual Funds, July 21, 1995

 FISCAL 1995 AT A GLANCE
-------------------------------------------------------------------------------
                                    CLASS A         CLASS B         CLASS M
 TOTAL RETURN:                    NAV     POP     NAV     CDSC    NAV     POP
-------------------------------------------------------------------------------
 (change in value during period
 plus reinvested distributions)
 12 months ended 9/30/95        10.07%   4.88%   9.47%    4.47%  6.56%   3.13%
-------------------------------------------------------------------------------
                                    CLASS A          CLASS B        CLASS M
 SHARE VALUE:                     NAV     POP          NAV        NAV     POP
-------------------------------------------------------------------------------
 9/30/94                        $8.09   $8.49        $8.08         --      --
-------------------------------------------------------------------------------
 2/14/95 (inception of
 class M shares)                   --      --           --      $8.13   $8.40
-------------------------------------------------------------------------------
 9/30/95                         8.37    8.79         8.37       8.36    8.64
-------------------------------------------------------------------------------
                        LONG-TERM
 DISTRIBUTIONS:                NO.     INCOME     CAPITAL GAINS(1)      TOTAL
-------------------------------------------------------------------------------
 Class A                       13   $0.479051            $0.025     $0.504051
-------------------------------------------------------------------------------
 Class B                       13    0.423624             0.025      0.448624
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 Class M                        8    0.296110                --      0.296110
-------------------------------------------------------------------------------
                                    CLASS A          CLASS B        CLASS M
 CURRENT RETURN                   NAV     POP          NAV        NAV     POP
-------------------------------------------------------------------------------
 (End of period)
 Current dividend rate(2)        5.67%   5.40%        5.01%      5.34%   5.17%
-------------------------------------------------------------------------------
 Taxable equivalent(3)          10.55   10.04         9.32       9.93    9.62
-------------------------------------------------------------------------------
 Current 30-day SEC yield(4)     5.40    5.14         4.65       4.95    4.78
-------------------------------------------------------------------------------
 Taxable equivalent(3)          10.04    9.56         8.65       9.21    8.89
-------------------------------------------------------------------------------
Performance data represent past results. For performance over longer periods, see pages 8 and 9. POP assumes 4.75% maximum sales charge for class A and 3.25% for class M shares. CDSC assumes 5% maximum contingent deferred sales charge. The fund began offering class M shares on 2/14/95. (1) Capital gains are taxable for federal and, in most cases, state tax purposes. For some investors, invest-ment income may also be subject to the federal alternative minimum tax. Invest-ment income may be subject to state and local taxes. (2) Income portion of most recent distribution, annualized and divided by NAV or POP at end of period.
(3) Assumes maximum 46.24% combined federal and state tax rate. Results for in-vestors subject to lower tax rates would not be as advantageous. (4) Based on investment income, calculated using SEC guidelines.

FROM THE CHAIRMAN                                [Photograph of George Putnam]
                                                 * (C) Karsh, Ottawa
DEAR SHAREHOLDER:

WITH PLENTY TO BE POSITIVE ABOUT, TAX-EXEMPT INVESTORS ARE FINALLY
PUTTING THEIR
SUMMER FEARS BEHIND THEM. A FEW MONTHS AGO, FLAT-TAX PROPOSALS
WERE FLOATED IN
THE PRE-ELECTION WIND. THE MERE TALK OF SUCH A TAX, WHICH WOULD END
THE BENEFI-
CIAL TREATMENT NOW ACCORDED MUNICIPAL BONDS, WAS ENOUGH TO SEND
THE MARKET INTO
DECLINE.

INTEREST RATES ARE STILL MODERATE, INFLATION REMAINS LOW, AND THE
ECONOMY SEEMS
TO HAVE SLOWED TO A MORE COMFORTABLE PACE, ALL FACTORS THAT
GLADDEN FIXED-INCOME
INVESTORS' HEARTS. MUNICIPAL-BOND INVESTORS HAVE BEEN FURTHER
BLESSED WITH
YIELDS CLOSE TO 90% OF THOSE OF TAXABLE BONDS AND A FAVORABLE RATIO
OF SUPPLY
TO DEMAND.

AS PUTNAM CALIFORNIA TAX EXEMPT INCOME FUND'S FISCAL YEAR ENDED ON
SEPTEMBER 30,
1995, THE MUNICIPAL-BOND MARKET WAS SHOWING NEW SIGNS OF STRENGTH,
POISED FOR
WHAT COULD BE ANOTHER POSITIVE PERIOD OF ADVANCE. IN THE REPORT
THAT FOLLOWS,
FUND MANAGER WILLIAM REEVES REVIEWS PERFORMANCE AND PROSPECTS
FOR THE YEAR
AHEAD.

RESPECTFULLY YOURS,



GEORGE PUTNAM
CHAIRMAN OF THE TRUSTEES
NOVEMBER 15, 1995

* (C) Copyright

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REPORT FROM THE FUND MANAGER
WILLIAM H. REEVES

So far, 1995 has been an excellent year for municipal-bond investors -- so long as they didn't compare themselves to anyone else. For example, over just the first nine months of the year, the 229 funds in the Lipper Analytical Services municipal-debt category produced an average 11.60% total return. Last year, the-se results would have been a fantasy; in any good year they would be satisfying. But in high-flying 1995, they almost paled by comparison with the returns in other markets.

The reason: tax-reform rhetoric. While uneasy investors reacted to the perceived effects of a flat tax and not to any hard facts, their uncertainty depressed demand for tax-free bonds and dampened the strong rally early on in the second quarter.

Putnam California Tax Exempt Income Fund's performance at the end of September reflected this subdued mood of the municipal-bond market. Fortunately, our con-siderable experience in managing tough markets served us well over the past year -- and helped keep your fund ahead of most others in its category.

HOW YOUR FUND PERFORMED
In many ways, managing a tax-exempt fund this year was like being "all dressed up with no place to go." The climate has been ideal for bonds: interest rates declining, inflation low, and the economy on a slow simmer. We had a well-posi-tioned fund and a high-quality portfolio, and, three months into the calendar year, we had already generated an 8% total return at net asset value. Instead of continuing this pace, however, we were forced to slow down, starting in April, when the market's strong underlying fundamentals proved unable to overcome the effect of tax-reform fears.

These challenges notwithstanding, we produced excellent returns on a relative basis. For the fiscal year ended September 30, 1995, your fund's total return was 10.07% at net asset value for class A shares, which placed us among the top third of all 92 California municipal-debt funds tracked by Lipper Analytical Services.*

* Lipper Analytical Services is an independent research firm whose rankings va-ry over time and do not include the effects of sales charges. For the periods ended 9/30/95, the fund's class A shares were ranked 29 out of 92 funds for one year, 20 out of 57 funds for three years, 14 of 46 funds for five years, and 4 of 20 funds for 10 years. Class B shares were ranked 47 of 92 funds for one year. Past performance is not indicative of future results.

Your fund also offers class B and class M shares, whose performance, while di-fferent from the performance of class A shares, was in the same range.

POSITIONING FOR A FAVORABLE MUNICIPAL MARKET
Throughout 1995, your fund has been structured to take advantage of declining interest rates. However, we have also sought to recapture some of the gains that slipped away because of flat-tax emotions. As always, we concentrate on earning high tax-free income, while trying to get a fair share of price appreciation if interest rates decline. Our overall focus is consistently on top-quality bonds with solid income, but on occasion we choose to take advantage of opportunities in lower-tier credits to help enhance the fund's returns.

For example, we acquired bonds issued by the Foothill/Eastern Transportation Corridor Agency, a toll-road authority in southern California. These bonds, which were rated Baa by Moody's Investors Service, Inc., were issued for future extension of the toll-road system in southern California. We also bought unrated bonds that were issued to support construction of the upscale Thousand Oaks Sho-pping Center in southern California. (Putnam has assigned these bonds an inter-nal rating of BB.)

[Pie Chart - Page 5]

PORTFOLIO QUALITY OVERVIEW 9/30/95

AAA ............................... 56/6%
VMIGI (short-term investments) ....  3.0%
B .................................  0.4%
Ba/BB .............................  6.0%
BBB ............................... 12.3%
A ................................. 11.6%
AA ................................ 10.1%

Based on market value as of 9/30/95. Holdings will vary over time.
Reflects Stan-
dard & Poor's (R)* rating terminology and includes securities rated by Putnam. Investment grade securities are those rated BBB or higher by Standard & Poor's or Baa or higher by Moody's investors Service (R)*, Inc.

* (R) Registered mark

These lower-rated holdings are a relatively small portion of the portfolio, se-lected to enable the fund to lock in high income and potential price apprecia-tion through improving credit quality. By far, high-quality securities, such as essential-purpose revenue bonds and general obligation bonds, are the most sig-nificant part of the portfolio. They are diversified across many different types of industries.

Another strategy we employ to help increase returns is buying inverse floaters. Like all other derivative products, these securities require careful handling but can offer attractive benefits when used appropriately. We have had excellent results managing inverse floaters in all types of market conditions. In the cu-rrent environment with relatively low short-term interest rates, they can help to increase your fund's yield and also provide appreciation potential if long-term rates begin to decline. At the end of the fiscal year, inverse floaters represented about 10% of net assets.

When interest rates decline, bond issuers rush to refinance their debt. To shield the portfolio from early bond redemptions, call protection is always built into the fund. We primarily buy noncallable discounted long-term bonds. This strategy helps us maintain high current income even during big waves of refinancing.

This combination of active investment management and extensive credit research has proved essential to your fund's superior long-term performance through both good times and bad. In fact, since the fund began operations in 1984, its return has always scored either in Morningstar's top or second quartiles, never lower.*

BULLISH OUTLOOK
We believe that slow economic growth, benign inflation, and increasing investor confidence in a balanced-budget agreement from Washington bode exceedingly well for the bond markets. In California, economic woes are by no means over, but a vast improvement is under way. Even the ripples from the Orange County crisis have smoothed out. In fact, Orange County's situation has had virtually no im-pact on the fund.

The issuance of municipal bonds has been down some 37% in California, more than in other parts of the country. At the same time, the demand has increased becau-se of the state's improving budget and economic situation. We believe California municipal

* Morningstar Mutual Funds, 7/21/95.

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[Bar Chart - Page 7]

TOP INDUSTRY SECTORS*

Utilities                    19.5%
Water/Sewer                  18.6%
Hospitals/Health care        12.1%
Highways                      7.3%
Education                     5.3%

* Base on net assets as of 9/30/95. Holdings will vary over time.

bonds have the potential to outperform the rest of the market over the next se-veral months.

The long end of the municipal-bond yield curve is approaching irresistible le-vels. For example, some uninsured 30-year tax-exempt bonds are yielding only 10% less than Treasuries, according to The Wall Street Journal (September 6, 1995). We think these high long-term yields will soon begin attracting more of the mo-ney now sitting on the sidelines.

The high volume of bond calls is expected to continue through 1996, further li-miting supply. Moreover, some buyers, nervous about the path of the stock mar-ket, are looking to diversify into municipals. This pent-up demand has the po-tential to create a substantial imbalance between supply and demand in the tax-free market and strong support for prices.

On balance, all the ingredients for a rally are present: stable interest rates, high yields, shrinking supply, and the potential for swelling demand. We fully anticipate that valuations will begin inching up soon. For this reason, we be-lieve now is an excellent time to buy municipal bonds.

The views expressed in this report are exclusively those of Putnam Management and are not meant as investment advice. Although the described holdings were viewed favorably as of 9/30/95, there is no guarantee the fund will continue to hold these securities in the future.

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PERFORMANCE SUMMARY

This section provides, at a glance, information about your fund's performance. Total return shows how the value of the fund's shares changed over time, assum-ing you held the shares through the entire period and reinvested all distribu-tions back into the fund. We show total return in two ways: on a cumulative long-term basis and on average how the fund might have grown each year over varying periods.

Performance should always be considered in light of a fund's investment strate-gy. Putnam California Tax Exempt Income Fund is designed for investors seeking high current income free from federal and California income taxes, consistent with capital preservation.

TOTAL RETURN FOR PERIODS ENDED 9/30/95

                                CLASS A           CLASS B           CLASS M
                             NAV       POP     NAV       CDSC    NAV       POP
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1 year                     10.07%     4.88%   9.47%      4.47%    --        --
-------------------------------------------------------------------------------
5 years        50.06    43.00       --         --     --        --
Annual average              8.46      7.42      --         --     --        --
-------------------------------------------------------------------------------
10 years                  140.57    129.20      --         --     --        --
Annual average              9.18      8.65      --         --     --        --
-------------------------------------------------------------------------------
Life of class B               --        --   15.95      11.95     --        --
Annual average                --        --    5.55       4.21     --        --
-------------------------------------------------------------------------------
Life of class M               --        --      --         --   6.56%     3.13%
-------------------------------------------------------------------------------

COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 7/31/95

                                               LEHMAN BROS.          CONSUMER
                                           MUNICIPAL BOND INDEX    PRICE INDEX
-------------------------------------------------------------------------------
1 year                                              11.18%            2.54%
-------------------------------------------------------------------------------
5 years                                             52.88            15.45
Annual average                                       8.86             2.91
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10 years                                           151.21            41.46
Annual average                                       9.65             3.53
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Life of class B                                     20.11             7.96
Annual average                                       6.92             2.84
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Life of class M                                      9.66             1.93
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Fund performance data do not take into account any adjustment for taxes payable on reinvested distributions or, for class A shares, distribution fees prior to implementation of the class A distribution plan in 1990. Effective 4/29/83, the fund began offering shares now known as class A shares. Effective 1/4/93, the fund began offering class B shares. Effective 2/14/95, the fund began offering class M shares. Performance data represent past results and will differ for each share class. Investment returns and net asset value will fluctuate so an inves-tor's shares, when sold, may be worth more or less than their original cost.

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[Line Chart - Page 9]

GROWTH OF A $10,000 INVESTMENT
-------------------------------------------------------------------------------
             FUND'S CLASS A     LEHMAN BROS. MUNICIPAL
              SHARES AT POP                 BOND INDEX   CONSUMER PRICE INDEX
-------------------------------------------------------------------------------
1985            $  9525                $ 10000                  $ 10000
1986              11563                  12465                    10175
1987              11387                  12530                    10619
1988              13175                  14156                    11062
1989              14444                  15385                    11542
1990              15275                  16431                    12253
1991              17216                  18598                    12669
1992              18997                  20542                    13047
1993              21587                  23159                    13398
1994              20824                  22594                    13795
1995            $ 22913                $ 25121                  $ 14146
-------------------------------------------------------------------------------
Past performance is no assurance of future results. A $10,000 investment in the fund's class B shares at inception on 1/4/93 would have been valued at $11,595 on 9/30/95 ($11,195 with a redemption at the end of the period). A $10,000 in-vestment in the fund's class M shares at inception on 2/14/95 would have been valued at $10,656 at net asset value on 9/30/95 ($10,313 at public offering pri-ce).

TERMS AND DEFINITIONS

CLASS A SHARES are generally subject to an initial sales charge.

CLASS B SHARES may be subject to a sales charge upon redemption.

CLASS M SHARES have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

NET ASSET VALUE (NAV) is the value of all your fund's assets, minus any liabi-lities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

PUBLIC OFFERING PRICE (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the maximum 4.75% sales charge for class A shares and 3.25% for class M shares.

CONTINGENT DEFERRED SALES CHARGE (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.

COMPARATIVE BENCHMARKS

LEHMAN BROTHERS MUNICIPAL BOND INDEX is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond mar-ket. The index does not take into account brokerage commissions or other costs, may include bonds different from those in the fund, and may pose different risks than the fund.

CONSUMER PRICE INDEX (CPI) is a commonly used measure of inflation; it does not represent an investment return.

PUTNAM GROWTH FUNDS
Asia Pacific Growth Fund                  Capital Appreciation Fund*
Diversified Equity Trust                  Europe Growth Fund
Global Growth Fund                        Health Sciences Trust
International New Opportunities Fund      Investors Fund
Natural Resources Trust                   New Opportunities Fund
OTC Emerging Growth Fund                  Overseas Growth Fund
Vista Fund                                Voyager Fund
Voyager Fund II

PUTNAM GROWTH AND INCOME FUNDS
Balanced Retirement Fund                  Convertible Income-Growth Trust
Equity Income Fund                        The George Putnam Fund of Boston
The Putnam Fund for Growth and Income     Growth and Income Fund II
Utilities Growth and Income Fund

PUTNAM INCOME FUNDS
Adjustable Rate U.S. Government Fund      American Government Income Fund
Diversified Income Trust                  Federal Income Trust
Global Governmental Income Trust          High Yield Advantage Fund
High Yield Trust                          Income Fund
Intermediate U.S. Government Income Fund  Preferred Income Fund
U.S. Government Income Trust

PUTNAM TAX-FREE INCOME FUNDS
Intermediate Tax Exempt Fund              Municipal Income Fund
Tax Exempt Income Fund                    Tax-Free High Yield Fund
Tax-Free Insured Fund
State tax-free income funds +
Arizona, California, Florida, Massachusetts, Michigan,
Minnesota, New Jersey, New York, Ohio, and Pennsylvania

LIFESTAGE(SM) FUNDS
Putnam Asset Allocation Funds -- three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments to help maximize your return and reduce your risk.
The three portfolios:
Putnam Asset Allocation: Balanced Portfolio
Putnam Asset Allocation: Conservative Portfolio
Putnam Asset Allocation: Growth Portfolio

MOST CONSERVATIVE INVESTMENTS *+
PUTNAM MONEY MARKET FUNDS:
California Tax Exempt Money Market Fund +
Money Market Fund
New York Tax Exempt Money Market Fund +
Tax Exempt Money Market Fund
CDs AND SAVINGS ACCOUNTS ^

 * Temporarily closed to new investors.
 + Not available in all states.
*+ Relative to above.
 ^ Not offered by Putnam Investments. Certificates of deposit offer a fixed rate of return and may be insured, up to certain limits, by federal/state agen-cies. Savings accounts may also be insured up to certain limits.

   Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, in-cluding charges and expenses. Read it carefully before you invest or send money.

REPORT OF INDEPENDENT ACCOUNTANTS
For the year ended September 30, 1995

To the Trustees and Shareholders of
Putnam California Tax Exempt Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments owned (except for bond ratings), and the related statements of operations and of changes in net assets and the financial highli-ghts present fairly, in all material respects, the financial position of Putnam California Tax Exempt Income Fund (the "fund") at September 30, 1995, and the results of its operations, the changes in its net assets, and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (he-reafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these finan-cial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards, which re-quire that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit in-cludes examining, on a test basis, evidence supporting the amounts and disclosu-res in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at September 30, 1995 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.


Price Waterhouse LLP
Boston, Massachusetts
November 13, 1995

PORTFOLIO OF INVESTMENTS OWNED
September 30, 1995

KEY TO ABBREVIATIONS
       AMBAC  --  AMBAC Indemnity Corporation
        BIGI  --  Bond Investors Guaranty Insurance
         COP  --  Certificate of Participation
          FB  --  Floating Rate Bonds
        FGIC  --  Federal Guaranty Insurance Corporation
  FNMA Coll.  --  Federal National Mortgage Association Collateralized
         FSA  --  Financial Security Assurance
  G.O. Bonds  --  General Obligation Bonds
         IFB  --  Inverse Floating Rate Bonds
        MBIA  --  Municipal Bond Investors Assurance Corporation
        VRDN  --  Variable Rate Demand Notes

MUNICIPAL BONDS AND NOTES (98.9%)*
PRINCIPAL AMOUNT                                     RATINGS**           VALUE

CALIFORNIA (98.9%)
-------------------------------------------------------------------------------
$32,000,000 Anaheim, COP, MBIA, 6.2s, 7/16/23              AAA  $   32,840,000
 40,000,000 Anaheim, Pub. Fing. Auth. Rev. Bonds,
            MBIA, 6.45s, 12/28/18                          AAA      42,250,000
  1,900,000 Anaheim, VRDN (Police Facs.
            Refinancing Project), AMBAC, 3.6s, 8/1/08    VMIGI       1,900,000
            Berkeley, Hlth. Fac. Rev. Bonds (Alta Bates
            Med. Ctr.), Ser. A
 34,575,000   6.55s, 12/1/22                               Baa      33,926,707
  8,500,000   6 1/2s, 12/1/11                              BBB       8,457,500
 10,000,000 Beverly Hills, COP (Civic Ctr. Impt.),
              6 3/4s, 6/1/19                                AA      10,275,000
  4,500,000 Buena Park, Cmnty. Redev. Agcy. Tax
            Alloc. Rev. Bonds (Central Bus. Dist.),
            FGIC, 8.9s, 11/1/15                            AAA       4,606,875
            CA Edl. Fac. Auth. Rev. Bonds
  7,030,000   (Pomona College), 8 1/8s, 1/1/17             AAA       7,513,313
 15,745,000   (U. of Southern CA Project), Ser. B,
              6 3/4s, 10/1/15                               AA      16,571,613
            CA Hlth. Fac. Auth. Rev. Bonds
  2,340,000   (Summit Med. Ctr.), Ser. 85A, 9s, 5/1/15      Ba       2,378,025
 11,445,000   (Valley Presbyterian Hosp. Project),
              Ser. A, 9s, 5/1/12                            BB      11,445,000
 10,000,000   (Mercy Hlth. Syst.), Ser. C, MBIA,
              7 1/4s, 7/1/15                               AAA      11,175,000
            CA Hlth. Fac. Fin. Auth. Rev. Bonds
  2,000,000   (Summit Med. Ctr.), Ser. A, 7.6s, 5/1/15      Ba       1,957,500
 12,335,000   (Summit Med. Ctr.), Ser. B, 7.6s, 5/1/15      Ba      12,072,881
  9,000,000   (Cedar Knoll), Ser. B, 7 1/2s, 8/1/20          A       9,641,250
  8,330,000   (Summit Med. Ctr.), Ser. B, 7 1/2s, 5/1/09    Ba       8,111,338
 21,000,000   (Catholic), Ser. B, AMBAC, 5s, 7/1/21        AAA      18,033,750
            CA Hlth. Fac. Fin. Auth. VRDN
  1,900,000    (St. Francis Memorial Hosp.), Ser. B,
               4.65s, 11/1/19                            VMIGI       1,900,000
  4,300,000    (Sutter Hlth.), Ser. A, 4.3s, 3/1/20      VMIGI       4,300,000
  4,180,000    (St. Joseph Hlth. Syst.), Ser. A, 4.3s,
               7/1/13                                    VMIGI       4,180,000

PRINCIPAL AMOUNT                                     RATINGS**           VALUE

$24,000,000 CA Hlth. Fac. Fing. Auth. Rev. Bonds,
            AMBAC, 5.293s, 7/1/17                          AAA  $   22,020,000
 35,385,000 CA Hlth. Facs. Fing. Auth. Stepped-Coupon
            IFB, Ser. B, MBIA, 4 5/8s (5s, 1/2/99)
            7/1/14++                                       AAA      30,652,256
            CA Hsg. Fin. Agcy. Home Mtge. Rev. Bonds
  5,550,000   Ser. C, 8.3s, 8/1/19                          AA       5,778,938
  4,705,000   Ser. A, 7 3/4s, 8/1/17                        AA       4,928,488
 29,600,000 CA Hsg. Fin. Auth. IFB, 6.456s, 8/1/23          AA      30,377,000
  2,820,000 CA Hsg. Fin. Agcy. Rev. Bonds (Home
            Mtge.), Ser. D, 7 7/8s, 8/1/31                  AA       2,989,200
 12,500,000 CA Poll. Control Fin. Auth. Rev. Bonds
            (Pacific Gas & Elec. Co.), Ser. A, 8.2s,
            12/1/18                                          A      13,406,250
 11,990,000 CA Poll. Control Fin. Auth. Solid Waste
            Disposal Rev. Bonds (Keller Canyon
            Landfill Co. Project), 6 7/8s, 11/1/27           A      12,469,600
            CA Poll. Control Fin. Auth. VRDN
 11,100,000   (Southern CA Edison Project), Ser. A,
              4.35s, 2/28/08                             VMIGI      11,100,000
  2,400,000   (Shell Oil Co. Project), Ser. C, 4.3s,
              11/1/00                                    VMIGI       2,400,000
 14,300,000   (Southern CA Edison Project), Ser. C,
              4.2s, 2/28/08                              VMIGI      14,300,000
  4,500,000   (Shell Oil Co. Project), Ser. B, 3.75s,
              10/1/11                                    VMIGI       4,500,000
  1,200,000   (Shell Oil Co. Project), Ser. A, 3.75s,
              10/1/07                                    VMIGI       1,200,000
  2,800,000   (Southern CA Edison Project), Ser. B,
              2.3s, 2/28/08                              VMIGI       2,800,000
 40,655,000 CA Pub. Cap. Impt. Fin. Auth. Rev. Bonds
            (Pooled Project, Jt. Pwrs. Agcy.), Ser. B,
            BIGI, 8.1s, 3/1/18                             AAA      44,212,313
  6,500,000 CA Special Dist. Fin. Auth. COP, Ser. A,
            8 1/2s, 7/1/18                                 Baa       7,020,000
            CA State Dept. Wtr. Resources Rev.
            Bonds (Central Valley Project)
 26,620,000   Ser. H, 8s, 12/1/16                          AAA      27,185,675
 48,400,000   6.93s, 12/1/12 (acquired 7/17/95,
              cost $51,499,014)*+                           AA      55,357,500
            CA State G.O. Bonds
 16,545,000   AMBAC, 5 1/2s, 4/1/11                        AAA      16,234,781
  7,030,000   MBIA, 5 1/2s, 4/1/09                         AAA       7,038,788
 25,460,000   MBIA, 5s, 11/1/22                            AAA      22,086,550
 10,445,000   FGIC, 5s, 11/1/22                            AAA       9,061,038
  8,070,000   FGIC, 4 3/4s, 9/1/23                         AAA       6,677,925
 20,800,000   Ser. 33, MBIA, zero %, 10/1/11               AAA       8,164,000
 60,000,000   Ser. 27, MBIA, zero %, 9/1/11                AAA      23,700,000
 37,100,000 CA State FB, 7.756s, 9/1/12 (acquired
            10/27/92, cost $35,987,000)*+                    A      41,644,750
            CA State Pub. Works Board Lease
            Rev. Bonds
 20,690,000   (U. of CA Project), Ser. A, 7s, 9/1/15        AAA     23,431,425
 28,000,000   Ser. A, MBIA, 6 1/2s, 9/1/17                  AAA     30,100,000
 59,000,000   6.48s, 9/1/19                                   A     65,121,250
  9,050,000   (Dept. of Corrections-Del Norte),
              Ser. C, MBIA, 5 1/8s, 12/1/08                 AAA      8,869,000

PRINCIPAL AMOUNT                                     RATINGS**           VALUE

$ 7,000,000   (Dept. of Corrections-Madera State
              Prison), Ser. E, 5 1/2s, 6/1/19                A   $   6,308,750
 24,000,000   (Dept. of Corrections-State Prisons)
              Ser. A, 7s, 9/1/09                           AAA      27,180,000
 14,610,000   (Dept. of Corrections-State Prisons)
              Ser. D, 5 3/8s, 6/1/12                         A      13,495,988
  9,000,000   (Dept. of Corrections-State Prisons)
              Ser. D, MBIA, 5 3/8s, 6/1/12                 AAA       8,516,250
  8,000,000   (Dept. of Corrections-State Prisons)
              Ser. D, MBIA, 5 1/4s, 6/1/08                 AAA       7,900,000
 33,500,000   (Dept. of Corrections-State Prisons)
              Ser. A, AMBAC, 5s, 12/1/19                   AAA      29,898,750
 18,000,000 CA State U. IFB, AMBAC, 9.602s, 11/1/21
            (acquired 3/2/92, cost $19,013,580)*+          AAA      20,835,000
            CA Statewide Cmntys. Dev. Auth. COP
 20,000,000   (Insured Hlth. Facs.) Ser. A, AMBAC,
              5 3/4s, 10/1/25                              AAA      19,075,000
 10,000,000   (Childrens Hosp.), MBIA, 4 3/4s, 6/1/21      AAA       8,212,500
 15,500,000 CA Statewide Cmntys. Dev. Auth.
            VRDN (Sutter Hlth. Obligation
            Group), AMBAC, 3.65s, 7/1/15                 VMIG1      15,500,000
 14,000,000 Castaic Lake, Wtr. Agcy. COP (Wtr. Syst.
            Impt. Project), MBIA, 7 1/8s, 8/1/16           AAA      15,907,500
 5,000,000  Central Valley, Fin. Auth. Rev. Bonds
            (Carson Ice-Cogeneration Project), 6.2s,
            7/1/20                                         BBB       4,881,250
 16,000,000 Chino Basin, Regl. Fin. Auth. Rev Bonds,
            AMBAC, 5 3/4s, 8/1/22                          AAA      15,140,000
            Commerce, Redev. Agcy. Rev. Bonds
            (Project No. 1), Ser. 91-A
  8,845,000   7 1/4s, 8/1/21                               BBB       9,121,406
 68,280,000   zero %, 8/1/21                               BBB      10,583,400
 35,000,000 Contra Costa, Home Mtge. Fin. Auth. Rev.
            Bonds, MBIA, zero %, 9/1/17                    AAA       7,831,250
  5,000,000 Contra Costa, Trans. Auth. Sales Tax
            VRDN, Ser. A, 3.35s, 3/1/09                  VMIGI       5,000,000
 34,915,000 Contra Costa, Wtr. Dist. Rev. Bonds,
            Ser. G, MBIA, 5s, 10/1/26                      AAA      30,070,544
 10,000,000 Corona, COP (Vista Hosp. Syst.), Ser. B,
            9 1/2s, 7/1/20                                BB/P      10,537,500
 12,400,000 Culver City, Redev. Fin. Auth. Rev. Bonds,
            AMBAC, 5s, 11/1/23                             AAA      10,741,500
            Duarte, COP (City of Hope Med. Ctr.)
 21,000,000   6 1/4s, 4/1/23                               Baa      19,818,750
 15,000,000   6 1/8s, 4/1/13                               Baa      14,287,500
 14,000,000 East Bay, Muni. Util. Dist. Rev. Bonds
            (Special Dist. No. 1), Ser. E, FGIC,
            5s, 4/1/15                                     AAA      12,565,000
 10,725,000 El Camino, Hosp. Dist. Rev. Bonds, Ser. A,
            AMBAC, 6 1/4s, 8/15/17                         AAA      10,845,656
            Foothill/Eastern Trans. Corr. Agcy. Rev.
            Bonds (CA Toll Roads), Ser. A
 47,500,000   6 1/2s, 1/1/32                               Baa      47,143,750
 66,875,000   6s, 1/1/34                                   Baa      62,026,563
  9,960,000   5s, 1/1/35                                   Baa       7,818,600

PRINCIPAL AMOUNT                                     RATINGS**           VALUE

$11,140,000 Fresno, Unified Sch. Dist. COP, 7 1/4s,
            3/1/07                                           A  $   12,086,900
 18,145,000 Hawaiian Gardens Agcy. Rev. Bonds
            (Redev. Agcy. Project), 6.35s, 12/1/33         BBB      16,285,138
            Irvine Ranch, Wtr. Dist. Jt. Pwr. Agcy.
            Rev. Bonds
 23,000,000   (Issue II), 8.2s, 8/15/08                      A      24,811,250
 56,000,000   (Issue II), FNMA Coll., 8 1/4s, 8/15/23        A      60,200,000
 25,010,000   (Issue I), 7 7/8s, 2/15/23                     A      26,354,288
  6,000,000 Local Govt. Fin. Joint Pwr. Auth. Rev.
            Bonds (Anaheim Redev. Agcy.), Ser. A,
            8.2s, 9/1/15                                     A       6,750,000
 10,120,000 Loma Linda, Hosp. Rev. Bonds (Loma
            Linda U. Med. Ctr. Project), Ser. A, 6s,
            12/1/23                                        BBB       8,804,400
  2,200,000 Los Angeles Cnty., Cmnty. VRDN
            3.95s, 11/1/15                               VMIG1       2,200,000
 24,340,000 Los Angeles Cnty., Hlth. Fac. Auth. Lease
            Rev. Bonds (Olive View Med. Ctr.),
            7 1/2s, 3/1/08                                   A      26,621,875
  1,300,000 Los Angeles Cnty., Hsg. Auth. Multi-Fam.
            Hsg. VRDN (Malibu Meadows II Project),
            Ser. B, 4 1/4s, 12/1/15                      VMIG1       1,300,000
            Los Angeles Cnty., Metro. Trans. Auth.
            Sales Tax Rev. Bonds
 21,000,000   Ser. 2B, AMBAC, 5 1/4s, 7/1/23               AAA      18,900,000
 16,600,000   Ser. 2A, MBIA, 5s, 7/1/25                    AAA      14,379,750
 34,000,000   Ser A, FGIC, 5s, 7/1/21                      AAA      29,622,500
 16,400,000 Los Angeles Cnty., Metro. Trans. Auth.
            Sales Tax VRDN, Ser. 2A, MBIA, 4s,
            7/1/20                                       VMIG1      16,400,000
 13,565,000 Los Angeles Cnty., Trans. Commn. Sales
            Tax Rev. Bonds, Ser. A, 8s, 7/1/16             AAA      14,718,025
  2,000,000 Los Angeles Cnty., Trans. Commn. Sales
            Tax VRDN, Ser. A, FGIC, 4.05s, 7/1/12        VMIGI       2,000,000
 26,235,000 Los Angeles Cnty., Pension Obligation
            COP Ltd. Stepped-Coupon, Ser. A, zero %
            (6.9s, 6/30/96), 6/30/08++                     BBB      25,972,650
  9,500,000 Los Angeles Cnty., Pub. Works Fin. Auth.
            Lease Rev. Bonds (Multi-Cap. Fac.
            Project 4), MBIA, 4 3/4s, 12/1/10              AAA       8,550,000
 13,000,000 Los Angeles Cnty., Sanitation Dist. Fin.
            Auth. Rev. Bonds (Capital Projects),
            Ser. A, MBIA, 5s, 10/1/23                      AAA      11,261,250
            Los Angeles, Convention & Exhibition
            Ctr. Auth. COP
 37,465,000   9s, 12/1/20                                  AAA      49,687,956
 20,595,000   Ser. A, MBIA, 5 1/8s, 8/15/13                AAA      18,870,169
 29,100,000 Los Angeles, Convention & Exhibition
            Ctr. Auth. Lease IFB, COP, 6.953s,
            8/15/18 (acquired 9/15/94, cost
            $21,610,242)*+                                 AAA      24,516,750

PRINCIPAL AMOUNT                                     RATINGS**           VALUE

            Los Angeles, Dept. Wtr. & Pwr. Elec.
            Plant Rev. Bonds
$51,200,000   Issue 2, 6.8s, 6/1/31                         AA  $   57,408,000
 38,205,000   Issue 2, 6 3/4s, 12/15/29                     AA      41,882,231
  6,000,000   Ser. 91-2, 6.331s, 6/1/31                     AA       6,787,500
 25,000,000   Issue 2, FGIC, 5.4s, 11/15/31                AAA      22,812,500
 17,760,000   (2nd Issue Elec. Plant), MBIA, 5 1/4s,
              11/15/26                                     AAA      15,917,400
 11,000,000 Los Angeles, Dept. of Wtr. & Pwr.
            Waterworks Rev. Bonds, 7s, 2/15/22              AA      12,003,750
 25,000,000 Los Angeles, Harbor Dept. Rev. Bonds,
            7.6s, 10/1/18                                  AAA      27,437,500
            Los Angeles, State Bldg. Auth. Lease Rev.
            Bonds (State Dept. General Svcs.), Ser. A
 27,250,000   7 1/2s, 3/1/11                               AAA      29,804,688
 21,530,000   5 5/8s, 5/1/11                                 A      20,130,550
            Los Angeles, Wastewater Syst. IFB
 34,700,000   7.834s, 6/1/19 (acquired 11/18/94,
              cost $33,460,631)*+                          AAA      37,259,125
 20,105,000   Ser. A, 7s, 2/1/20                           AAA      22,517,600
            Los Angeles, Wastewater Syst. Rev. Bonds
 17,150,000   Ser. B, 7.15s, 6/1/20                          A      19,443,813
 50,000,000   Ser. 91-5, AMBAC, 6.519s, 6/1/21             AAA      55,687,500
 17,600,000   Ser. D, FGIC, 5 3/8s, 11/1/08                AAA      17,578,000
 15,100,000   Ser. D, FGIC, 5 3/8s, 11/1/07                AAA      15,194,375
 20,000,000 Metro Wtr. Dist. IFB
              (Southern CA Waterworks), 7.112s,
              8/10/18                                       AA      19,325,000
            Metro Wtr. Dist. Rev. Bonds
  8,600,000 (Southern CA Waterworks), 5.95s,
              8/5/22                                        AA       8,632,250
  8,780,000   Ser. A, FGIC, 5 3/4s, 7/1/21                 AAA       8,505,625
 15,330,000   5 1/2s, 7/1/19                                AA      14,314,388
 67,490,000 Modesto, Irrigation Dist. Fin. Auth. Rev.
            Bonds (Geysers Pwr. Project), MBIA,
            zero %, 10/1/15                                AAA       6,028,207
 16,600,000 Mount Diablo, Hosp. Dist. Rev. Bonds,
            Ser. A, AMBAC, 5s, 12/1/13                     AAA      15,375,750
            Northern CA Pwr. Agcy. Multi. Cap. Fac.
            Rev. Bonds
 19,000,000   MBIA, 8.564s, 8/1/25                         AAA      19,807,500
 16,900,000   MBIA, 8.564s, 8/15/17                        AAA      17,766,125
 17,000,000   (Hydro. Elec. Project No. 1), Ser. B1,
              8s, 7/1/24                                   AAA      18,657,500
  5,000,000 Northern CA Trans. Rev. Bonds (CA-OR
            Trans. Project), Ser. A, MBIA, 5.3s, 5/1/10    AAA       4,856,250
 14,800,000 Oakland, Redev. Agcy. Rev. Bonds, MBIA,
            5.95s, 9/1/19                                  AAA      14,726,000
            Orange Cnty., COP
  4,180,000   (Orange Cnty., Solid Waste
              Management), 7 7/8s, 12/1/07,
              (acquired various dates from 12/08/88
              to 12/20/88 cost $4,166,350)*+               BBB       4,221,800
 25,000,000   (Juvenile Justice Ctr. Fac.), AMBAC, 6s,
              6/1/17                                       AAA      24,281,250

PRINCIPAL AMOUNT                                     RATINGS**           VALUE

$15,000,000 Orange Cnty., Dev. Agcy. Tax Alloc. Rev.
            Bonds (Santa Ana Heights Project),
            6 1/8s, 9/1/23                                 Baa  $   13,087,500
 10,000,000 Orange Cnty., Pub. Fac. Corp. COP (Solid
            Waste Management), 7 7/8s, 12/1/13             BBB      10,100,000
 19,830,000 Orange Cnty., Wtr. Dist. COP, Ser. A,
            5s, 8/15/18                                     AA      16,905,075
 12,840,000 Oxnard, Redev. Agcy. Tax Alloc. Rev.
            Bonds (Cent. City Revitalization), Ser. A,
            6 1/2s, 9/1/16                                 BBB      12,519,000
 22,850,000 Palm Desert, Fin. Auth. Tax Alloc. IFB,
            MBIA, 7 5/8s, 4/1/22                           AAA      24,135,313
 24,855,000 Pasadena, VRDN (Index Cap.
            Certif.), AMBAC, 5.35s, 2/1/14               VMIGI      23,581,181
            Pleasanton, Jt. Pwr. Fin. Auth. Rev. Bonds,
            Ser. B
 6,035,000    6 3/4s, 9/2/17                             BBB/P       5,929,388
 8,710,000    6.6s, 9/2/08                               BBB/P       8,622,900
 4,900,000    6 1/2s, 9/2/02                             BBB/P       4,942,875
 9,965,000    6 1/8s, 9/2/04                             BBB/P       9,977,456
 7,095,000  Rancho, Redev. Agcy. Tax Alloc. Rev.
            Bonds (Rancho Redev. Project), MBIA,
            6 3/4s, 9/1/20                                 AAA       7,848,844
 44,000,000 Rancho, Wtr. Dist. Fin. Auth. Rev. Bonds,
            AMBAC, 6.427s, 8/17/21                         AAA      49,335,000
 20,800,000 Redding, Elec. Syst. COP, MBIA, 6.368s,
            7/1/22                                         AAA      22,100,000
  4,940,000 Richmond, Jt. Pwr. Fin. Auth. Rev. Bonds
            (Impt. Dists. 851 & 853), Ser. B, 8 1/2s,
            9/2/19                                       BBB/P       5,094,375
 24,495,000 Riverside Cnty., Asset Leasing Corp. Rev.
            Bonds (Riverside Cnty. Hosp. Project),
            Ser. A, 6 1/4s, 6/1/19                           A      24,525,619
 12,700,000 Riverside, Rev. Bonds (Kaiser Permanente),
            Ser. A, 9s, 12/1/15                             AA      13,033,375
 17,000,000 Sacramento, Cogeneration Auth. Rev.
            Bonds (Procter & Gamble Co. Project),
            6 1/2s, 7/1/21                                 BBB      17,127,500
  2,000,000 Sacramento Cnty., Multi-Fam. Hsg. VRDN,
            4.35s, 9/15/07                               VMIGI       2,000,000
 10,000,000 Sacramento Cnty., COP (Sacramento
            Main Detention), MBIA, 5 1/2s, 6/1/10          AAA       9,912,500
 16,610,000 Sacramento Cnty., Hsg. Auth. Multi-Fam.
            Rev. Bonds, Ser. 85-2, FNMA Coll.,
            zero %, 11/1/97                                AAA      14,118,500
 14,355,000 Sacramento Cnty., Sanitation Dist. Fin.
            Auth. Rev. Bonds, MBIA, 4 3/4s, 12/1/23        AAA      11,860,819
 25,000,000 Sacramento, Muni. Util. Dist. Elec. IFB,
            FGIC, 8.311s, 8/15/18                          AAA      26,343,750
            Sacramento, Muni. Util. Dist. Elec.
            Rev. Bonds
 25,900,000   Ser. R, 7 1/8s, 2/1/13                       AAA      27,454,000
 17,000,000   Ser. E, MBIA, 5 3/4s, 5/15/22                AAA      16,468,750

PRINCIPAL AMOUNT                                     RATINGS**           VALUE

            Sacramento, Muni. Util. Dist. Elec. Rev. Bonds
$34,835,000   Ser. V, 7 7/8s, 8/15/16                      AAA  $   38,928,113
  5,930,000   Ser. V, 7 1/2s, 8/15/18                      AAA       6,463,700
  9,500,000   Ser. A, MBIA, 6 1/4s, 8/15/10                AAA      10,176,875
  5,000,000 Santa Ana, Cmnty. Redev. Agcy. Tax
            Alloc. Rev. Bonds, Ser. B, 6 3/4s, 9/1/19      BBB       4,943,750
 14,615,000 San Bernardino, Hosp. Rev. Bonds (San
            Bernardino Cmnty. Hosp.), 7 7/8s, 12/1/19        B      13,518,875
 11,525,000 Santa Clara Cnty., COP Cap. Project
            No. 1), 8s, 10/1/16                            AAA      12,216,500
 17,800,000 Santa Clara, Wtr. Dist. COP, IFB, FGIC,
            7.97s, 8/1/15                                  AAA      17,088,000
            San Diego Cnty., COP,
 10,200,000 IFB, MBIA, 8.967s, 11/18/19                    AAA      10,786,500
  8,850,000   MBIA (Vista Detention Fac. Expansion
              Project), 7 7/8s, 4/1/07                     AAA       9,502,688
 15,800,000   AMBAC, 5 1/4s, 9/1/06                        AAA      16,491,250
            San Diego Cnty., Wtr. Auth. Rev. IFB,
            COP, Ser. 91-B
 17,500,000   MBIA, 8.42s, 4/8/21                          AAA      18,528,125
 28,350,000   MBIA, 8.02s, 4/21/11                         AAA      32,460,750
 11,000,000 San Diego, Regl. Bldg. Auth. Lease Rev.
            Bonds, MBIA, 6.9s, 5/1/23                      AAA      11,110,000
 14,100,000 San Diego, Regl. Bldg. Auth. Stepped-
            Coupon Rev. Bonds, MBIA, 6.85s (5.65s,
            5/2/98), 5/1/13++                              AAA      14,293,875
            San Diego, Swr. Rev. Bonds, Ser. A
 12,000,000   AMBAC, 5 1/4s, 5/15/20                       AAA      10,935,000
 11,550,000   AMBAC, 5s, 5/15/23                           AAA      10,019,625
 15,005,000 San Diego, Single-Fam. Mtge. Rev. Bonds,
            Ser. A, zero %, 8/1/16                           A       2,100,700
            San Joaquin Hills, Trans. Corridor Agcy.
            Toll Rd. Rev. Bonds
 77,825,000   (Senior Lien), 6 3/4s, 1/1/32               BB/P      78,603,250
 32,375,000   5s, 1/1/33                                  BB/P      25,576,250
 13,000,000 San Jose, COP (Convention Ctr. Project),
            7 7/8s, 9/1/10                                 AAA      13,731,250
            San Jose, Redev. Agcy. Tax Alloc.
            Rev. Bonds
 12,700,000   (Merged Area Redev. Project), MBIA,
              5s, 8/1/20                                   AAA      11,080,750
 29,100,000   (Redev. Project), MBIA, 4 3/4s, 8/1/24       AAA      24,007,500
 20,000,000 San Mateo Cnty., Jt. Pwr. Fin. Auth Lease I
            FB, FSA, 7.97s, 7/15/29                        AAA      18,200,000
  3,000,000 Santa Rosa, Kaiser Permanente Rev.
            Bonds, Ser. A, 9s, 12/1/15                      AA       3,078,750
 45,200,000 South Orange Cnty., Pub. Fin. Auth. Spl.
            Tax IFB, FGIC, 5 1/2s, 8/15/15                 AAA      42,996,500
            Southern CA Pub. Pwr. Auth. Rev. Bonds
 20,000,000   (Transmission Project), Ser. B, 7 3/8s,
              7/1/21                                        AA      20,950,000
 18,535,000   (Palo Verde Project), Ser. B, 7 1/8s,
              7/1/15                                       AAA      19,345,906
 17,995,000   (Transmission Project), Ser. B, 7s,
              7/1/22                                        AA      18,849,763
 11,800,000   (Palo Verde Project), Ser. A, 6 7/8s,
              7/1/15                                       AAA      12,301,500

PRINCIPAL AMOUNT                                     RATINGS**           VALUE

            Southern CAPub. Pwr. Auth. Rev. Bonds
$11,200,000   (Transmission Project), Ser. B, MBIA,
              5 1/2s, 7/1/23                               AAA  $   10,458,000
 13,635,000   (Mead Adelanto Project), Ser. A,
              AMBAC, 5s, 7/1/17                            AAA      12,084,019
  5,500,000   (Palo Verde Project), Ser. A, AMBAC
              5s, 7/1/15                                   AAA       4,901,875
 20,540,000   (Pwr. Project), Ser. A, AMBAC, 5s,
              7/1/15                                       AAA      18,306,275
 29,050,000   (Mead Adelanto Project), Ser. A,
              AMBAC, 4 7/8s, 7/1/20                        AAA      24,728,813
  9,150,000 Stanislaus, Solid Waste Fac. COP (Ogden
            Martin Syst. Inc. Project), 7 1/2s, 1/1/05     BBB       9,767,625
 16,520,000 Stanislaus, Waste & Energy Fing. Agcy.
            Rev. Bonds (Ogden Martin Syst. Inc.
            Project), 7 5/8s, 1/1/10                       BBB      17,697,050
            Thousand Oaks, Cmnty. Fac. Dist. Spl.
            Tax Rev. Bonds (No. 94-1)
 18,775,000   6 7/8s, 9/1/24                              BB/P      18,587,250
 33,515,000   zero %, 9/1/14                              BB/P       8,294,963
  8,500,000 Turlock, Hlth. Fac. COP (Emanuel Med.
            Ctr. Inc.), 5 3/4s, 10/15/23                   BBB       6,916,875
 29,700,000 U. of CA IFB, MBIA, 10.309s, 9/1/16
            (acquired 8/12/92, cost $33,601,600)*+         AAA      38,869,875
            U. of CA Rev. Bonds
 36,147,000   (USCD Med. Ctr. Satellite Med. Fac.),
              7.9s, 12/1/19                                Baa      38,722,474
 54,500,000   (UCSD Med. Ctr. Satellite Med. Fac.),
              7.9s, 12/1/96                                AAA      57,020,625
  6,000,000   (Multi-Purpose Projects), Ser. A,
              6 7/8s, 9/1/16                                 A       6,885,000
 16,240,000   (Multi-Purpose Projects), Ser. C,
              AMBAC, 5 1/8s, 9/1/09                        AAA      15,590,400
 10,000,000   (Multi-Purpose Projects), Ser. C,
              AMBAC, 5.1s, 9/1/08                          AAA       9,687,500
 11,500,000   (Multi-Purpose Projects), Ser. B, MBIA,
              5s, 9/1/16                                   AAA      10,220,625
 10,000,000   (Multi-Purpose Projects), Ser. C,
              AMBAC, 5s, 9/1/11                            AAA       9,237,500
 13,000,000   (Multi-Purpose Projects), Ser. C,
              AMBAC, 4 7/8s, 9/1/19                        AAA      11,098,750
  8,000,000   (Multi-Purpose Projects), Ser. C,
               AMBAC, 4 3/4s, 9/1/16                       AAA       6,780,000
 10,320,000   (Multi-Purpose Projects), Ser. B, MBIA,
              4 3/4s, 9/1/14                               AAA       8,836,500
 36,945,000   Valley Hlth. Syst. COP, 6 7/8s, 5/15/23     BB/P      35,190,113
            Washington Township, Hosp. Dist.
            Rev. Bonds
 13,430,000   5 1/2s, 7/1/18                                 A      12,103,788
  6,070,000   5 1/4s, 7/1/23                                 A       5,189,850
-------------------------------------------------------------------------------
            TOTAL INVESTMENTS (cost $3,322,736,425)***          $3,550,745,174
-------------------------------------------------------------------------------

NOTES

  * Percentages indicated are based on net assets of $3,588,752,097, which co-rrespond to a net asset value per class A, class B and class M shares of $8.37, $8.37 and $8.36, respectively.
 ** The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at September 30, 1995 for the securities lis-ted. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at September 30, 1995. Secu-rities rated by Putnam are indicated by "/P" and are not publicly rated. Ra-tings are not covered by the Report of independent accountants.
 ++ The interest rate and date shown parenthetically represent the next interest rate to be paid and the date the fund will begin receiving this rate.
 *+ Restricted as to public resale. At the date of acquisition, these securities were valued at cost. There were no outstanding unrestricted securities of the same class as those held. The total market value of the restricted secu-rities owned at September 30, 1995 was $222,704,800 or 6.2% of net assets.
*** The aggregate identified cost for federal income tax purposes is $3,338,754,157, resulting in gross unrealized appreciation and depreciation of $239,634,425, and $27,643,408, respectively, or net unrealized apprecia-tion of $211,991,017.

    The rates shown on IF and IFB, which are securities paying variable interest rates that vary inversely to changes in the market interest rates, FB, Va-riable Rate COP and VRDN are the current interest rates at September 30, 1995, which are subject to change based on the terms of the security.

    The fund had the following industry group concentrations greater than 10% at September 30, 1995 (as a percentage of net assets):
    Utilities               19.5%
    Water & Sewerage        18.6
    Hospitals/Health Care   12.1

    The fund had the following insurance concentrations greater than 10% at September 30, 1995 (as a percentage of net assets):
    MBIA    20.8%
    AMBAC   14.4

The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES
September 30, 1995

ASSETS
-------------------------------------------------------------------------------
Investments in securities, at value
-------------------------------------------------------------------------------
(identified cost $3,322,736,425) (Note 1)                       $3,550,745,174
-------------------------------------------------------------------------------
Cash                                                                   101,248
-------------------------------------------------------------------------------
Interest and other receivables                                      51,923,216
-------------------------------------------------------------------------------
Receivable for shares of the fund sold                               4,468,498
-------------------------------------------------------------------------------
TOTAL ASSETS                                                     3,607,238,136

LIABILITIES
-------------------------------------------------------------------------------
Distributions payable to shareholders                                9,259,481
-------------------------------------------------------------------------------
Payable for shares of the fund repurchased                           3,274,501
-------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                         3,901,719
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                            11,892
-------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                            3,552
-------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                               1,887,099
-------------------------------------------------------------------------------
Other accrued expenses                                                 147,795
-------------------------------------------------------------------------------
TOTAL LIABILITIES                                                   18,486,039
-------------------------------------------------------------------------------
NET ASSETS                                                      $3,588,752,097

REPRESENTED BY
-------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                 $3,416,235,629
-------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)           (1,100,798)
-------------------------------------------------------------------------------
Accumulated net realized loss on investment transactions (Note 1)  (54,391,483)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments                         228,008,749
-------------------------------------------------------------------------------
TOTAL -- REPRESENTING NET ASSETS APPLICABLE TO
CAPITAL SHARES OUTSTANDING                                      $3,588,752,097

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
-------------------------------------------------------------------------------
Net asset value and redemption price of class A shares
($3,168,276,423 divided by 378,321,219 shares)                           $8.37
-------------------------------------------------------------------------------
Offering price per share (100/95.25 of $8.37)*                           $8.79
-------------------------------------------------------------------------------
Net asset value and offering price of class B shares
($416,367,327 divided by 49,768,052 shares)+                             $8.37
-------------------------------------------------------------------------------
Net asset value and redemption price of class M shares
($4,108,347 divided by 491,213 shares)+                                  $8.36
-------------------------------------------------------------------------------
Offering price per share (100/96.75 of $8.36)**                          $8.64
-------------------------------------------------------------------------------
 * On single retail sales of less than $25,000. On sales of $25,000 or more and on group sales the offering price is reduced.
** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.
 + Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS
Year ended September 30, 1995

TAX EXEMPT INTEREST INCOME:                                       $230,215,897
-------------------------------------------------------------------------------

EXPENSES:
-------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                    15,817,546
-------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                       2,408,741
-------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                       81,004
-------------------------------------------------------------------------------
Auditing                                                               101,242
-------------------------------------------------------------------------------
Legal                                                                  131,931
-------------------------------------------------------------------------------
Postage                                                                254,281
-------------------------------------------------------------------------------
Reports to shareholders                                                 76,982
-------------------------------------------------------------------------------
Administrative services (Note 2)                                        51,342
-------------------------------------------------------------------------------
Distribution fees
  Class A (Note 2)                                                   6,284,039
  Class B (Note 2)                                                   3,170,121
  Class M (Note 2)                                                       6,750
-------------------------------------------------------------------------------
OTHER                                                                  121,128
-------------------------------------------------------------------------------
TOTAL EXPENSES                                                      28,505,107
-------------------------------------------------------------------------------
FEES PAID INDIRECTLY (NOTE 2)                                       (1,715,341)
-------------------------------------------------------------------------------
NET EXPENSES                                                        26,789,766
-------------------------------------------------------------------------------
NET INVESTMENT INCOME                                              203,426,131
-------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                   (29,837,386)
-------------------------------------------------------------------------------
Net realized loss on written options                                (3,012,126)
-------------------------------------------------------------------------------
Net realized loss on futures contracts (Notes 1 and 3)              (5,438,373)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments during the year         168,915,384
-------------------------------------------------------------------------------
NET GAIN ON INVESTMENT TRANSACTIONS                                130,627,499
-------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS
$334,053,630
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS
                                                       Year ended September 30
                                                          1995            1994
-------------------------------------------------------------------------------
DECREASE IN NET ASSETS
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment income                           $  203,426,131   $ 218,383,852
-------------------------------------------------------------------------------
Net realized gain (loss) on investments            (38,287,885)     15,252,213
-------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of
investments                                        168,915,384    (378,040,878)
-------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                          334,053,630    (144,404,813)
-------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income:
    Class A                                       (184,479,625)   (202,657,624)
    Class B                                        (19,276,314)    (15,701,799)
    Class M                                            (71,454)             --
-------------------------------------------------------------------------------
  In excess of net investment income:
    Class A                                           (468,211)             --
    Class B                                            (48,923)             --
    Class M                                               (181)             --
-------------------------------------------------------------------------------
  From net on investments:
    Class A                                                 --      (10,629,107)
    Class B                                                 --         (794,743)
-------------------------------------------------------------------------------
  In excess of net realized gain on investments:
    Class A                                         (9,709,514)             --
    Class B                                         (1,080,394)             --
-------------------------------------------------------------------------------
Increase (decrease) from capital share
transactions (Note 4)                             (140,544,390)    174,727,426
-------------------------------------------------------------------------------
TOTAL DECREASE IN NET ASSETS                       (21,625,376)   (199,460,660)
-------------------------------------------------------------------------------
NET ASSETS
-------------------------------------------------------------------------------
Beginning of year                                3,610,377,473   3,809,838,133
-------------------------------------------------------------------------------
END OF YEAR (including distributions in excess
of net investment income of $1,100,798 and
$583,482, respectively)                         $3,588,752,097  $3,610,377,473
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

                         FOR THE PERIOD                                        FOR THE PERIOD
                      FEBRUARY 14, 1995                                       JANUARY 4, 1993
                          (COMMENCEMENT                                         (COMMENCEMENT
                      OF OPERATIONS) TO                                     OF OPERATIONS) TO
                           SEPTEMBER 30            YEAR ENDED SEPTEMBER 30       SEPTEMBER
30
                                   1995              1995              1994              1993
-----------------------------------------------------------------------------------------------------------------
                                CLASS M                             CLASS B
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
OF PERIOD                         $8.13             $8.08             $8.91             $8.37
-----------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
Net investment income               .29               .42               .45               .32
-----------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments          .24               .32              (.81)              .55
-----------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS    .53               .74              (.36)              .87
-----------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income         (.30)*            (.42)*            (.45)             (.33)
-----------------------------------------------------------------------------------------------------------------
From net realized gain or loss
on investments                       --                --              (.02)               --
-----------------------------------------------------------------------------------------------------------------
In excess of net realized gain or
loss on investments                  --              (.03)               --                --
-----------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                (.30)             (.45)             (.47)             (.33)
-----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD    $8.36             $8.37             $8.08             $8.91
-----------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN AT
NET ASSET VALUE (%) (a)            6.56(b)           9.47             (4.15)            10.51(b)
-----------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD
(in thousands)                   $4,108          $416,367          $349,609          $209,657
-----------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%) (c)          .69(b)           1.39              1.32              1.00(b)
-----------------------------------------------------------------------------------------------------------------
Ratio of net investment
income to average net
assets (%)                         3.52(b)           5.17              5.16              3.68(b)
-----------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)            47.73             47.73             21.06             22.95
-----------------------------------------------------------------------------------------------------------------

  * Distributions in excess of net investment income amounted to less than $0.01 per share for each class.
(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.
(b) Not annualized.
(c) The ratio of expenses to average net assets for the year ended September 30, 1995 includes amounts paid through brokerage
    service and expense offset arrangements. Prior period ratios exclude these amounts. See Note
2.


FINANCIAL HIGHLIGHTS (Continued)
(For a share outstanding throughout the period)
                                                             YEAR ENDED SEPTEMBER 30
                                       1995            1994            1993            1992            1991
------------------------------------------------------------------------------------------------------------------
----
                                                                    CLASS A
------------------------------------------------------------------------------------------------------------------
----
NET ASSET VALUE, BEGINNING
OF PERIOD                             $8.09           $8.92           $8.39           $8.11           $7.70
------------------------------------------------------------------------------------------------------------------
----
INVESTMENT OPERATIONS
Net investment income                   .48             .50             .53             .54             .54
------------------------------------------------------------------------------------------------------------------
----
Net realized and unrealized
gain (loss) on investments              .31            (.81)            .57             .27             .41
------------------------------------------------------------------------------------------------------------------
----
TOTAL FROM INVESTMENT OPERATIONS        .79            (.31)           1.10             .81
    .95
------------------------------------------------------------------------------------------------------------------
----
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income             (.48)*          (.50)           (.53)           (.53)           (.54)
------------------------------------------------------------------------------------------------------------------
----
From net realized gain or loss
on investments                           --              --              --              --              --
------------------------------------------------------------------------------------------------------------------
----
In excess of net realized gain or
loss on investments                    (.03)           (.02)           (.04)             --              --
------------------------------------------------------------------------------------------------------------------
----
TOTAL DISTRIBUTIONS                    (.51)           (.52)           (.57)           (.53)           (.54)
------------------------------------------------------------------------------------------------------------------
----
NET ASSET VALUE, END OF PERIOD        $8.37           $8.09           $8.92           $8.39
$8.11
------------------------------------------------------------------------------------------------------------------
----
TOTAL INVESTMENT RETURN AT
NET ASSET VALUE (%) (a)               10.07           (3.53)          13.63           10.34           12.71
------------------------------------------------------------------------------------------------------------------
----
NET ASSETS, END OF PERIOD
(in thousands)                   $3,168,277      $3,260,769      $3,600,182      $2,854,165
$2,295,154
------------------------------------------------------------------------------------------------------------------
----
Ratio of expenses to
average net assets (%) (c)              .74             .68             .69             .60             .56
------------------------------------------------------------------------------------------------------------------
----
Ratio of net investment
income to average net
assets (%)                             5.86            5.86            6.16            6.53            6.79
------------------------------------------------------------------------------------------------------------------
----
Portfolio turnover (%)                47.73           21.06           22.95           31.25           35.76
------------------------------------------------------------------------------------------------------------------
----

NOTES TO FINANCIAL STATEMENTS
September 30, 1995

NOTE 1
SIGNIFICANT ACCOUNTING POLICIES

The fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax and California personal income tax as Putnam Investment Management, Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc., believes is consistent with preservation of capital by investing primarily in a diversi-fied portfolio of longer-term California tax exempt securities.

The fund offers class A, class B and class M shares. The fund commenced its pu-blic offering of class M shares on February 1, 1995. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maxi-mum front-end sales charge of 3.25% and pay an ongoing distribution fee that is lower than class B shares and higher than class A shares. Expenses of the fund are borne pro-rata by the shareholders of both class of shares. Each class bears expenses unique to that class (including the distribution fees applicable to such class), and votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees de-clare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently fo-llowed by the fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A) SECURITY VALUATION Tax-exempt bonds and notes are stated on the basis of va-luations provided by a pricing service, approved by the Trustees, which uses in-formation with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. The fair value of restricted securities is de-termined by the Manager following procedures approved by the Trustees, and such valuations and procedures are reviewed periodically by the Trustees.

B) SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis.

C) FUTURES AND OPTIONS CONTRACTS The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and op-tions contracts may not correspond to the change in value of hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts or if the counter party to the con-tract is unable to perform.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) FEDERAL TAXES It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the In-ternal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986. Therefo-re, no provision has been made for federal taxes on income, capital gains or un-realized appreciation of securities held and for excise tax on income and capi-tal gains.

At September 30, 1995, the fund had a capital loss carryover of approximately $17,511,000 available to offset future net capital gain, if any, which will ex-pire on September 30, 2003.

E) DISTRIBUTIONS TO SHAREHOLDERS Income dividends are recorded daily by the fund and are distributed monthly. Capital gains distributions, if any, are recorded on the ex-dividend date and paid annually.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include treatment of market discount and realized gains and losses on futures contracts. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distri-bution (or available capital loss carryovers) under income tax regulations.

For the year ended September 30, 1995, the fund reclassified $401,261 to decrea-se distributions in excess of net investment income and $228,703 to decrease paid-in capital, with an increase to accumulated net realized losses of $172,558. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

F) AMORTIZATION OF BOND PREMIUM AND ACCRETION OF BOND DISCOUNT Any premium re-sulting from the purchase of securities is amortized using the effective yield method for bonds issued after September 27, 1985 and on a straight-line basis for bonds issued prior thereto. The premium in excess of the call price, if any, is amortized to the call date; thereafter, the remaining excess premium is amor-tized to maturity. Discount on zero-coupon bonds, original issue discount bonds and stepped-coupon bonds is accreted according to the effective yield method.

NOTE 2
MANAGEMENT FEE, ADMINISTRATIVE SERVICES, AND OTHER TRANSACTIONS

Compensation of Putnam Management for management and investment advisory servi-ces is paid quarterly based on the average net assets of the fund for the quar-ter. Such fee is based on the following annual rates: 0.60% of the first $500 million of average net assets, 0.50% of the next $500 million, 0.45% of the next $500 million and 0.40% of any amount over $1.5 billion, subject, under current law, to reduction in any year to the extent that expenses (exclusive of broke-rage, interest and taxes) of the fund exceed 2.5% of the first $30 million of average net assets, 2.0% of the next $70 million and 1.5% of any excess over $100 million and by the amount of certain brokerage commissions and fees (less expenses) received by affiliates of the Manager on the fund's portfolio transactions.

The fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their staff who provide administrative ser-vices to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Trustees of the fund receive an annual Trustee's fee of $4,370 and an additional fee for each Trustees' meeting attended. Trustees who are not interested persons of the Manager and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

During the year ended September 30, 1995, the fund adopted a Trustee Fee Defe-rral Plan (the "Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in the fund or in other Putnam funds until distribution in accordance with the Plan.

Custodial functions for the fund are provided by Putnam Fiduciary Trust Company
(PFTC), a wholly-owned subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended September 30, 1995, fund expenses were reduced by $1,715,341 under expense offset arrangements with PFTC and brokerage service arrangements. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets uti-lized in connection with the offset arrangements in an income-producing asset if it had not entered into such arrangements.
The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Compa-ny Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments, Inc., for services pro-vided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00%, and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.20%, 0.85% and 0.50% of the average net assets attributable to class A, class B and class M shares, respectively.

For the year ended September 30, 1995, Putnam Mutual Funds Corp., acting as un-derwriter, received net commissions of $342,059 and $1,781 from the sale of class A and class M shares, respectively. There was $984,761 in contingent de-ferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended September 30, 1995, Putnam Mutual Funds Corp., acting as underwriter re-ceived $91,127 on class A redemptions.

NOTE 3
PURCHASES AND SALES OF SECURITIES

During the year ended September 30, 1995, purchases and sales of investment se-curities other than short-term investments aggregated $1,981,778,994 and $2,168,304,698, respectively. Purchases and sales of short-term municipal obli-gations aggregated $349,064,954 and $293,210,000, respectively. In determining the net gain or loss on securities sold, the cost of securities has been deter-mined on the identified cost basis.

Written option transactions during the year are summarized as follows:

                                                       CONTRACT       PREMIUMS
                                                        AMOUNTS       RECEIVED
-------------------------------------------------------------------------------
Options opened                                      248,300,128     $4,870,993
Options closed/expired                             (248,300,128)    (4,870,993)
-------------------------------------------------------------------------------
Written options outstanding at end of year                   --      $      --
-------------------------------------------------------------------------------

NOTE 4
CAPITAL SHARES

At September 30, 1995, there was an unlimited number of shares of beneficial in-terest authorized divided into three classes, class A, class B and class M capi-tal stock. Transactions in capital shares were as follows:
                                                          YEAR ENDED
                                                      SEPTEMBER 30, 1995
CLASS A                                         SHARES                  AMOUNT
-------------------------------------------------------------------------------
Shares sold                                 31,289,840            $254,653,620
-------------------------------------------------------------------------------
Shares issued in connection with
reinvestment of distributions               11,787,749              95,613,214
-------------------------------------------------------------------------------
                                            43,077,589             350,266,834
-------------------------------------------------------------------------------
Shares repurchased                         (68,020,804)           (548,457,685)
-------------------------------------------------------------------------------
NET DECREASE                               (24,943,215)          $(198,190,851)
-------------------------------------------------------------------------------
                                                          YEAR ENDED
                                                      SEPTEMBER 30, 1994
CLASS A                                         SHARES                  AMOUNT
-------------------------------------------------------------------------------
Shares sold                                 50,232,378            $429,526,389
-------------------------------------------------------------------------------
Shares issued in connection with
reinvestment of distributions               12,323,950             104,369,611
-------------------------------------------------------------------------------
                                            62,556,328             533,896,000
-------------------------------------------------------------------------------
Shares repurchased                         (62,848,187)           (529,518,577)
-------------------------------------------------------------------------------
NET DECREASE                                  (291,859)           $ (4,377,423)
-------------------------------------------------------------------------------
                                                          YEAR ENDED
                                                      SEPTEMBER 30, 1995
CLASS B                                         SHARES                  AMOUNT
-------------------------------------------------------------------------------
Shares sold                                 12,641,962            $103,048,175
-------------------------------------------------------------------------------
Shares issued in connection with
reinvestment of distributions                1,307,429              10,602,896
-------------------------------------------------------------------------------
                                            13,949,391             113,651,071
-------------------------------------------------------------------------------
Shares repurchased                          (7,476,020)            (60,088,079)
-------------------------------------------------------------------------------
NET INCREASE                                 6,473,371             $53,562,992
-------------------------------------------------------------------------------
                                                          YEAR ENDED
                                                      SEPTEMBER 30, 1994
CLASS B                                         SHARES                  AMOUNT
-------------------------------------------------------------------------------
Shares sold                                 23,546,598            $201,688,777
-------------------------------------------------------------------------------
Shares issued in connection with
reinvestment of distributions                1,055,352               8,884,795
-------------------------------------------------------------------------------
                                            24,601,950             210,573,572
-------------------------------------------------------------------------------
Shares repurchased                          (4,825,694)            (40,223,569)
-------------------------------------------------------------------------------
NET INCREASE                                19,776,256            $170,350,003
-------------------------------------------------------------------------------
                                                                FOR THE PERIOD
                                                             FEBRUARY 14, 1995
                                                                 (COMMENCEMENT
                                                             OF OPERATIONS) TO
                                                            SEPTEMBER 30, 1995
CLASS M                                         SHARES                  AMOUNT
-------------------------------------------------------------------------------
Shares sold                                    561,261              $4,670,838
-------------------------------------------------------------------------------
Shares issued in connection with
reinvestment of distributions                    4,845                  40,336
-------------------------------------------------------------------------------
                                               566,106               4,711,174
-------------------------------------------------------------------------------
Shares repurchased                             (74,893)               (627,705)
-------------------------------------------------------------------------------
NET INCREASE                                   491,213              $4,083,469
-------------------------------------------------------------------------------

FEDERAL TAX INFORMATION


The fund has designated all distributions paid from net investment income paid during the fiscal year as exempt-interest dividends. Thus, 100% of these distri-butions are exempt from federal income tax. For residents of the state of Cali-fornia, 100% of the fund's distributions from net investment income are also exempt from California personal income tax.

Pursuant to Section 852 of the Internal Revenue Code, the fund hereby designates $0.025 per share (or if different, the amount necessary to offset net capital gain earned by the fund) for classes A and B as capital gain dividends for its taxable year ended September 30, 1995.

The Form 1099 you receive in January 1996 will show the tax status of all dis-tributions paid to your account in calendar 1995.

FUND INFORMATION

INVESTMENT MANAGER
Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES
Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN
Putnam Fiduciary Trust Company

LEGAL COUNSEL
Ropes & Gray

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP

TRUSTEES
George Putnam, Chairman                   William F. Pounds, Vice Chairman
Jameson Adkins Baxter                     Hans H. Estin
John A. Hill                              Elizabeth T. Kennan
Lawrence J. Lasser                        Robert E. Patterson
Donald S. Perkins                         George Putnam, III
Eli Shapiro                               A.J.C. Smith
W. Nicholas Thorndike

OFFICERS
George Putnam                             Charles E. Porter
President                                 Executive Vice President

Patricia C. Flaherty                      Lawrence J. Lasser
Senior Vice President                     Vice President

Gordon H. Silver                          Gary N. Coburn
Vice President                            Vice President

James E. Erickson                         William H. Reeves
Vice President                            Vice President and Fund Manager

William N. Shiebler                       John R. Verani
Vice President                            Vice President

Paul M. O'Neil                            John D. Hughes
Vice President                            Vice President and Treasurer

Beverly Marcus
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam California Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information, or to request a prospectus, call toll free: 1-800-225-1581.

SHARES OF MUTUAL FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR
GUARANTEED OR
ENDORSED BY, ANY FINANCIAL INSTITUTION, ARE NOT INSURED BY THE
FEDERAL DEPOSIT
INSURANCE CORPORATION (FDIC), THE FEDERAL RESERVE BOARD, OR ANY
OTHER AGENCY,
AND INVOLVE RISK, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT
INVESTED.


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                                                        ---------------
PUTNAM INVESTMENTS                                      Bulk Rate
                                                        U.S. Postage
THE PUTNAM FUNDS                                        PAID
One Post Office Square                                  Putnam
Boston, Massachusetts 02109                             Investments
                                                        ---------------






20984-027/337/677    11/95


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APPENDIX TO FORM N-30D FILINGS TO DESCRIBE DIFFERENCES BETWEEN
PRINTED AND
EDGAR-FILED TEXTS:

 (1) Boldface typeface is displayed with capital letters, italic typeface is displayed in normal type.

 (2) Because the printed page breaks are not reflected, certain tabular and columnar headings and symbols are displayed differently in this filing.

 (3) Bullet points and similar graphic signals are omitted.

 (4) Page numbering has been omitted.

 (5) The trademark symbol has been replaced by (TM).

 (6) The copyright symbol has been replaced by (C).

 (7) The registered mark symbol has been replaced by (R).

 (8) The dagger symbol has been replaced by +

 (9) The double dagger symbol has been replaced by ++

(10) The triple dagger symbol has been replaced by +++

(11) The section symbol has been replaced by ^

(12) The double section symbol has been replaced by ^^

(13) The trile section symbol has been replaced by ^^^

(14) The dagger on dagger symbol has been replaced by *+